Exhibit 99.1

Jamf Announces Third Quarter 2023 Financial Results
•Q3 total revenue year-over-year growth of 15% to $142.6 million
•ARR year-over-year growth of 15% to $566.3 million as of September 30, 2023
•Cash flow provided by operations of $47.2 million for the TTM ended September 30, 2023, or 9% of TTM total revenue; unlevered free cash flow of $60.6 million for the TTM ended September 30, 2023, or 11% of TTM total revenue
MINNEAPOLIS – November 8, 2023 – Jamf (NASDAQ: JAMF), the standard in managing and securing Apple at work, today announced financial results for its third quarter ended September 30, 2023.
“Jamf’s industry-leading Apple management and security solutions, delivered as an integrated platform, help IT and security teams deliver an experience that is loved by users and trusted by organizations,” said John Strosahl, CEO. “Our robust platform, commitment to innovation, relentless focus on our customers, combined with growing adoption of Apple in the enterprise, helped Jamf outperform expectations for the 14th consecutive quarter.”

Third Quarter 2023 Financial Highlights
•ARR: ARR of $566.3 million as of September 30, 2023, an increase of 15% year-over-year.
•Revenue: Total revenue of $142.6 million, an increase of 15% year-over-year.
•Gross Profit: GAAP gross profit of $110.4 million, or 77% of total revenue, compared to $93.4 million in the third quarter of 2022. Non-GAAP gross profit of $117.0 million, or 82% of total revenue, compared to $101.6 million in the third quarter of 2022.
•Operating Loss/Income: GAAP operating loss of $31.9 million, or (22)% of total revenue, compared to $28.6 million in the third quarter of 2022. Non-GAAP operating income of $12.4 million, or 9% of total revenue, compared to $6.9 million in the third quarter of 2022.
•Cash Flow: Cash flow provided by operations of $47.2 million for the TTM ended September 30, 2023, or 9% of TTM total revenue, compared to $63.2 million for the TTM ended September 30, 2022. Unlevered free cash flow of $60.6 million for the TTM ended September 30, 2023, or 11% of TTM total revenue, compared to $64.0 million for the TTM ended September 30, 2022.
A reconciliation between historical GAAP and non-GAAP information is contained in the tables below and the section titled “Non-GAAP Financial Measures” below contains descriptions of these reconciliations.

Recent Business Highlights
•Ended the third quarter serving more than 74,400 customers with 31.8 million total devices on our platform.
•Achieved 31% year-over-year growth in security ARR, to $119.9 million as of September 30, 2023, representing 21% of Jamf’s total ARR.
•Named a leading endpoint security vendor by Frost & Sullivan in their Frost Radar Endpoint Security 2023 report.
•Gathered Apple IT and security experts along with key partners like Apple at the 14th annual, largest ever, Jamf Nation User Conference to share how Jamf is continuing to innovate to bring together management and security into one integrated platform.
•Announced support for Apple’s new identity technology, Platform Single Sign-In (SSO), with Okta, offering fast, secure and streamlined authentication for Mac.
•Achieved StateRAMP Ready status for Jamf Pro and Jamf School, giving U.S. state government agencies, including public education institutions, the confidence they need to comply with industry standards.
•Released Jamf Pro 11 with a more modern, accessible UI, simplified onboarding and continued support for Declarative Device Management.

•Announced new AI-powered functionality for Jamf Protect that takes detailed raw telemetry and security alert data, applies the MITRE attack framework and summarizes a friendly explanation along with recommendations for Jamf admins on how to remedy security issues.
•Announced same-day support for recently released Apple operating systems including macOS Sonoma, iOS 17, iPadOS 17 and tvOS 17.
•Named as one of 2023’s Best Workplaces for Women™ by Fortune Media and Great Place to Work®.
Financial Outlook
For the fourth quarter of 2023, Jamf currently expects:
•Total revenue of $148.0 to $149.0 million
•Non-GAAP operating income of $19.5 to $20.5 million
For the full year 2023, Jamf currently expects:
•Total revenue of $557.9 to $558.9 million
•Non-GAAP operating income of $43.8 to $44.8 million
To assist with modeling, for the fourth quarter of 2023 and full year 2023, amortization is expected to be approximately $10.9 million and $42.9 million, respectively. In addition, for the fourth quarter of 2023 and full year 2023, stock-based compensation and related payroll taxes are expected to be approximately $25.2 million and $104.9 million, respectively.
Jamf is unable to provide a quantitative reconciliation of forward-looking guidance of non-GAAP operating income to GAAP operating income (loss) because certain items are out of Jamf’s control or cannot be reasonably predicted. Historically, these items have included, but are not limited to, acquisition-related expenses and acquisition-related earn-out, offering costs, amortization, stock-based compensation and related payroll taxes, and system transformation costs. Accordingly, a reconciliation for forward-looking non-GAAP operating income is not available without unreasonable effort. These items are uncertain, depend on various factors, and could result in projected GAAP operating income (loss) being materially less than is indicated by currently estimated non-GAAP operating income.
These statements are forward-looking and actual results may differ materially. Refer to the Forward-Looking Statements safe harbor below for information on the factors that could cause our actual results to differ materially from these forward-looking statements.
Webcast and Conference Call Information
Jamf will host a conference call and live webcast for analysts and investors at 3:30 p.m. Central Time (4:30 p.m. Eastern Time) on November 8, 2023.
The conference call will be webcast live on Jamf’s Investor Relations website at https://ir.jamf.com. Those parties interested in participating via telephone may register on Jamf’s Investor Relations website. The financial tables, earnings presentation, and investor presentation provided in connection with this press release and the accompanying conference call will also be available on Jamf’s Investor Relations website.
A replay of the call will be available on the Investor Relations website beginning on November 8, 2023, at approximately 6:00 p.m. Central Time (7:00 p.m. Eastern Time).
Please note that Jamf uses its https://ir.jamf.com website as a means of disclosing material non-public information, announcing upcoming investor conferences, and for complying with its disclosure obligations under Regulation FD. Accordingly, you should monitor our investor relations website in addition to following our press releases, SEC filings, and public conference calls and webcasts.

Non-GAAP Financial Measures
In addition to our results determined in accordance with generally accepted accounting principles in the United States (“GAAP”), we believe the non-GAAP measures of non-GAAP operating expenses, non-GAAP gross profit, non-GAAP gross profit margin, non-GAAP operating income (loss), non-GAAP operating income (loss) margin, non-GAAP income before income taxes, non-GAAP provision for income taxes as it relates to the calculation of non-GAAP net income, non-GAAP net income, free cash flow, free cash flow margin, unlevered free cash flow, and unlevered free cash flow margin are useful in evaluating our operating performance. Certain of these non-GAAP measures exclude stock-based compensation, amortization expense, acquisition-related expenses, acquisition-related earnout, offering costs, foreign currency transaction (gain) loss, payroll taxes related to stock-based compensation, legal settlements and other non-recurring litigation costs, loss on extinguishment of debt, amortization of debt issuance costs, and system transformation costs. We believe that non-GAAP financial information, when taken collectively, may be helpful to investors because it provides consistency and comparability with past financial performance and assists in comparisons with other companies, some of which use similar non-GAAP information to supplement their GAAP results. The non-GAAP financial information is presented for supplemental informational purposes only, should not be considered a substitute for financial information presented in accordance with GAAP, and may be different from similarly-titled non-GAAP measures used by other companies. The principal limitation of these non-GAAP financial measures is that they exclude significant expenses that are required by GAAP to be recorded in our financial statements. In addition, they are subject to inherent limitations as they reflect the exercise of judgment by our management about which expenses are excluded or included in determining these non-GAAP financial measures. Reconciliation tables of the most comparable GAAP financial measures to the non-GAAP financial measures used in this press release are included with the financial tables at the end of this press release. We strongly encourage investors to review our consolidated financial statements included in our publicly filed reports in their entirety and not rely solely on any single financial measurement or communication.
Forward-Looking Statements
This press release and the accompanying conference call contain “forward-looking statements” within the meaning of federal securities laws, which statements involve substantial risks and uncertainties. Forward-looking statements generally relate to future events or our future financial or operating performance. In some cases, you can identify forward-looking statements because they contain words such as “may,” “can,” “will,” “would,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “forecasts,” “potential,” or “continue,” or other similar terms or expressions that concern our expectations, strategy, plans, or intentions. Forward-looking statements may involve known and unknown risks, uncertainties, and other factors that may cause our actual results, performance, or achievements to be materially different from those expressed or implied by the forward-looking statements. These statements include, but are not limited to, statements regarding our future financial and operating performance (including our outlook and guidance), the demand for our platform, anticipated impacts of macroeconomic conditions on our business, our expectations regarding business benefits and financial impacts from our acquisitions, partnerships, and investments, and our ability to deliver on our long-term strategy.
The forward-looking statements contained in this press release and the accompanying conference call are also subject to additional risks, uncertainties, and factors, including those more fully described in our Annual Report on Form 10-K for the fiscal year ended December 31, 2022. Additional information will also be set forth in our Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2023, as well as the subsequent periodic and current reports and other filings that we make with the Securities and Exchange Commission from time to time. Moreover, we operate in a very competitive and rapidly changing environment, and new risks and uncertainties may emerge that could have an impact on the forward-looking statements contained in this press release and the accompanying conference call.
Given these factors, as well as other variables that may affect our operating results, you should not rely on forward-looking statements, assume that past financial performance will be a reliable indicator of future performance, or use historical trends to anticipate results or trends in future periods. The forward-looking statements included in this press release and the accompanying conference call relate only to events as of the date hereof. We undertake no obligation to update or revise any forward-looking statement as a result of new information, future events, or otherwise, except as otherwise required by law.
About Jamf
Jamf’s purpose is to simplify work by helping organizations manage and secure an Apple experience that end users love and organizations trust. Jamf is the only company in the world that provides a complete management and security solution for an Apple-first environment designed to be enterprise secure, consumer simple and protect personal privacy. To learn more, visit www.jamf.com.
Investor Contacts
Jennifer Gaumond
Michael Thomas
ir@jamf.com
Media Contact
Rachel Nauen
media@jamf.com

Jamf Holding Corp.
Consolidated Balance Sheets
(in thousands)
(unaudited)

	September 30, 2023	December 31, 2022
Assets
Current assets:
Cash and cash equivalents	$227,619	$224,338
Trade accounts receivable, net of allowances of $484 and $445	95,361	88,163
Income taxes receivable	678	465
Deferred contract costs	21,693	17,652
Prepaid expenses	15,938	14,331
Other current assets	10,733	6,097
Total current assets	372,022	351,046
Equipment and leasehold improvements, net	16,400	19,421
Goodwill	876,822	856,925
Other intangible assets, net	196,514	218,744
Deferred contract costs, non-current	48,871	39,643
Other assets	41,423	43,763
Total assets	$1,552,052	$1,529,542

Liabilities and stockholders’ equity
Current liabilities:
Accounts payable	$21,070	$15,393
Accrued liabilities	68,088	67,051
Income taxes payable	1,018	486
Deferred revenue	311,138	278,038
Total current liabilities	401,314	360,968
Deferred revenue, non-current	58,616	68,112
Deferred tax liability, net	5,624	5,505
Convertible senior notes, net	366,374	364,505
Other liabilities	20,707	29,114
Total liabilities	852,635	828,204
Commitments and contingencies
Stockholders’ equity:
Preferred stock	—	—
Common stock	126	123
Additional paid-in capital	1,136,727	1,049,875
Accumulated other comprehensive loss	(36,051)	(39,951)
Accumulated deficit	(401,385)	(308,709)
Total stockholders’ equity	699,417	701,338
Total liabilities and stockholders’ equity	$1,552,052	$1,529,542

Jamf Holding Corp.
Consolidated Statements of Operations
(in thousands, except share and per share amounts)
(unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2023	2022	2023	2022
Revenue:
Subscription	$138,521	$118,524	$396,342	$330,132
Services	3,956	5,216	12,594	14,187
License	148	817	990	4,134
Total revenue	142,625	124,557	409,926	348,453
Cost of revenue:
Cost of subscription(1)(2)(3)(4)(5) (exclusive of amortization expense shown below)	25,009	22,334	72,354	62,870
Cost of services(1)(2)(3)(4) (exclusive of amortization expense shown below)	3,736	3,584	10,413	10,184
Amortization expense	3,494	5,277	10,102	15,760
Total cost of revenue	32,239	31,195	92,869	88,814
Gross profit	110,386	93,362	317,057	259,639
Operating expenses:
Sales and marketing(1)(2)(3)(4)(5)	64,239	54,096	188,337	159,171
Research and development(1)(2)(3)(4)(5)	34,704	30,799	101,501	89,584
General and administrative(1)(2)(3)(4)(5)	35,896	30,061	100,298	103,994
Amortization expense	7,420	7,040	21,908	21,103
Total operating expenses	142,259	121,996	412,044	373,852
Loss from operations	(31,873)	(28,634)	(94,987)	(114,213)
Interest income (expense), net	1,687	45	4,453	(1,455)
Foreign currency transaction loss	(2,647)	(2,624)	(995)	(4,081)
Loss before income tax benefit (provision)	(32,833)	(31,213)	(91,529)	(119,749)
Income tax benefit (provision)	556	(89)	(1,147)	(321)
Net loss	$(32,277)	$(31,302)	$(92,676)	$(120,070)
Net loss per share, basic and diluted	$(0.26)	$(0.26)	$(0.74)	$(1.00)
Weighted‑average shares used to compute net loss per share, basic and diluted	125,537,246	121,014,325	124,455,109	120,188,587
(1) Includes stock-based compensation as follows:

	Three Months Ended September 30,		Nine Months Ended September 30,
	2023	2022	2023	2022
	(in thousands)
Cost of revenue:
Subscription	$2,653	$2,479	$7,635	$6,495
Services	362	344	994	961
Sales and marketing	8,493	6,955	25,068	26,625
Research and development	6,429	5,130	17,863	19,620
General and administrative	10,412	5,582	26,522	35,823
	$28,349	$20,490	$78,082	$89,524

(2) Includes payroll taxes related to stock-based compensation as follows:

	Three Months Ended September 30,		Nine Months Ended September 30,
	2023	2022	2023	2022
	(in thousands)
Cost of revenue:
Subscription	$92	$109	$175	$133
Services	13	23	25	24
Sales and marketing	304	366	711	443
Research and development	164	142	410	246
General and administrative	131	92	353	275
	$704	$732	$1,674	$1,121
(3) Includes depreciation expense as follows:

	Three Months Ended September 30,		Nine Months Ended September 30,
	2023	2022	2023	2022
	(in thousands)
Cost of revenue:
Subscription	$302	$285	$923	$891
Services	46	40	124	126
Sales and marketing	786	669	2,378	1,986
Research and development	447	409	1,370	1,165
General and administrative	270	234	798	707
	$1,851	$1,637	$5,593	$4,875
(4) Includes acquisition-related expense as follows:

	Three Months Ended September 30,		Nine Months Ended September 30,
	2023	2022	2023	2022
	(in thousands)
Cost of revenue:
Subscription	$—	$—	$—	$61
Services	14	—	16	—
Sales and marketing	104	—	219	7
Research and development	333	246	508	792
General and administrative	2,284	1,536	3,429	2,571
	$2,735	$1,782	$4,172	$3,431
(5) Includes system transformation costs as follows:

	Three Months Ended September 30,		Nine Months Ended September 30,
	2023	2022	2023	2022
	(in thousands)
Cost of revenue:
Subscription	$22	$—	$22	$—
Sales and marketing	55	—	92	—
Research and development	2	—	12	—
General and administrative	1,293	—	3,027	—
	$1,372	$—	$3,153	$—

General and administrative also includes acquisition-related earnout of $0.2 million and $0.4 million for the three and nine months ended September 30, 2022, respectively. The acquisition-related earnout was an expense for the three and nine months ended September 30, 2022 reflecting the increase in fair value of the Digita acquisition contingent liability due to growth in sales of our Jamf Protect product.

Jamf Holding Corp.
Consolidated Statements of Cash Flows
(in thousands)
(unaudited)

	Nine Months Ended September 30,
	2023	2022
Operating activities
Net loss	$(92,676)	$(120,070)
Adjustments to reconcile net loss to cash provided by operating activities:
Depreciation and amortization expense	37,603	41,738
Amortization of deferred contract costs	15,565	12,091
Amortization of debt issuance costs	2,055	2,040
Non-cash lease expense	4,443	4,373
Provision for credit losses and returns	226	310
Share‑based compensation	78,082	89,524
Deferred tax benefit	(1,973)	(2,019)
Adjustment to contingent consideration	—	388
Other	584	4,603
Changes in operating assets and liabilities:
Trade accounts receivable	(6,512)	(15,125)
Income tax receivable/payable	267	688
Prepaid expenses and other assets	(6,838)	(3,351)
Deferred contract costs	(28,839)	(22,919)
Accounts payable	4,916	7,766
Accrued liabilities	(7,370)	2,872
Deferred revenue	20,512	59,922
Net cash provided by operating activities	20,045	62,831
Investing activities
Acquisitions, net of cash acquired	(18,797)	(4,023)
Purchases of equipment and leasehold improvements	(2,522)	(5,645)
Purchase of investments	(750)	(3,100)
Other	(14)	(151)
Net cash used in investing activities	(22,083)	(12,919)
Financing activities
Debt issuance costs	—	(50)
Cash paid for offering costs	—	(104)
Cash paid for contingent consideration	(206)	(4,588)
Payment of acquisition-related holdback	(277)	(200)
Proceeds from the exercise of stock options	5,640	4,682
Net cash provided by (used in) financing activities	5,157	(260)
Effect of exchange rate changes on cash, cash equivalents, and restricted cash	(190)	(1,322)
Net increase in cash, cash equivalents, and restricted cash	2,929	48,330
Cash, cash equivalents, and restricted cash, beginning of period	231,921	177,150
Cash, cash equivalents, and restricted cash, end of period	$234,850	$225,480

Reconciliation of cash, cash equivalents, and restricted cash within the consolidated balance sheets to the amounts shown in the consolidated statements of cash flows above:
Cash and cash equivalents	$227,619	$225,480
Restricted cash included in other current assets	3,631	—
Restricted cash included in other assets	3,600	—
Total cash, cash equivalents, and restricted cash	$234,850	$225,480

Jamf Holding Corp.
Supplemental Financial Information
Disaggregated Revenues
(in thousands)
(unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2023	2022	2023	2022
SaaS subscription and support and maintenance	$133,626	$112,351	$380,954	$312,992
On‑premise subscription	4,895	6,173	15,388	17,140
Subscription revenue	138,521	118,524	396,342	330,132
Professional services	3,956	5,216	12,594	14,187
Perpetual licenses	148	817	990	4,134
Non‑subscription revenue	4,104	6,033	13,584	18,321
Total revenue	$142,625	$124,557	$409,926	$348,453

Jamf Holding Corp.
Supplemental Information
Key Business Metrics
(in millions, except number of customers and percentages)
(unaudited)

	September 30, 2023	June 30, 2023	March 31, 2023	December 31, 2022	September 30, 2022	June 30, 2022	March 31, 2022

ARR	$566.3	$547.8	$526.6	$512.5	$490.5	$466.0	$436.5

ARR from management solutions as a percent of total ARR	79%	79%	80%	80%	82%	82%	83%

ARR from security solutions as a percent of total ARR	21%	21%	20%	20%	18%	18%	17%

ARR from commercial customers as a percent of total ARR	73%	73%	72%	72%	71%	71%	70%

ARR from education customers as a percent of total ARR	27%	27%	28%	28%	29%	29%	30%

Dollar-based net retention rate (1)	108%	109%	111%	113%	115%	117%	120%

Devices	31.8	31.3	30.8	30.0	29.3	28.4	26.8

Customers	74,400	73,500	72,500	71,000	69,000	67,000	62,000
(1) The dollar-based net retention rate for March 31, 2022 was based on our Jamf legacy business and does not include Wandera since it had not been a part of our business for the full trailing twelve months.

Jamf Holding Corp.
Supplemental Financial Information
Reconciliation of GAAP to non-GAAP Financial Data
(in thousands, except share and per share amounts)
(unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2023	2022	2023	2022
Operating expenses	$142,259	$121,996	$412,044	$373,852
Amortization expense	(7,420)	(7,040)	(21,908)	(21,103)
Stock-based compensation	(25,334)	(17,667)	(69,453)	(82,068)
Acquisition-related expense	(2,721)	(1,782)	(4,156)	(3,370)
Acquisition-related earnout	—	(200)	—	(388)
Offering costs	—	—	—	(124)
Payroll taxes related to stock-based compensation	(599)	(600)	(1,474)	(964)
System transformation costs	(1,350)	—	(3,131)	—
Legal settlements and other non-recurring litigation costs	(200)	—	(200)	—
Non-GAAP operating expenses	$104,635	$94,707	$311,722	$265,835

	Three Months Ended September 30,		Nine Months Ended September 30,
	2023	2022	2023	2022
Gross profit	$110,386	$93,362	$317,057	$259,639
Amortization expense	3,494	5,277	10,102	15,760
Stock-based compensation	3,015	2,823	8,629	7,456
Acquisition-related expense	14	—	16	61
Payroll taxes related to stock-based compensation	105	132	200	157
System transformation costs	22	—	22	—
Non-GAAP gross profit	$117,036	$101,594	$336,026	$283,073
Gross profit margin	77%	75%	77%	75%
Non-GAAP gross profit margin	82%	82%	82%	81%

	Three Months Ended September 30,		Nine Months Ended September 30,
	2023	2022	2023	2022
Operating loss	$(31,873)	$(28,634)	$(94,987)	$(114,213)
Amortization expense	10,914	12,317	32,010	36,863
Stock-based compensation	28,349	20,490	78,082	89,524
Acquisition-related expense	2,735	1,782	4,172	3,431
Acquisition-related earnout	—	200	—	388
Offering costs	—	—	—	124
Payroll taxes related to stock-based compensation	704	732	1,674	1,121
System transformation costs	1,372	—	3,153	—
Legal settlements and other non-recurring litigation costs	200	—	200	—
Non-GAAP operating income	$12,401	$6,887	$24,304	$17,238
Operating loss margin	(22)%	(23)%	(23)%	(33)%
Non-GAAP operating income margin	9%	6%	6%	5%

	Three Months Ended September 30,		Nine Months Ended September 30,
	2023	2022	2023	2022
Net loss	$(32,277)	$(31,302)	$(92,676)	$(120,070)
Exclude: income tax benefit (provision)	556	(89)	(1,147)	(321)
Loss before income tax benefit (provision)	(32,833)	(31,213)	(91,529)	(119,749)
Amortization expense	10,914	12,317	32,010	36,863
Stock-based compensation	28,349	20,490	78,082	89,524
Foreign currency transaction loss	2,647	2,624	995	4,081
Amortization of debt issuance costs	687	682	2,055	2,040
Acquisition-related expense	2,735	1,782	4,172	3,431
Acquisition-related earnout	—	200	—	388
Offering costs	—	—	—	124
Payroll taxes related to stock-based compensation	704	732	1,674	1,121
System transformation costs	1,372	—	3,153	—
Legal settlements and other non-recurring litigation costs	200	—	200	—
Non-GAAP income before income taxes	14,775	7,614	30,812	17,823
Non-GAAP provision for income taxes (1)	(3,546)	(1,828)	(7,395)	(4,278)
Non-GAAP net income	$11,229	$5,786	$23,417	$13,545
Net loss per share:
Basic	$(0.26)	$(0.26)	$(0.74)	$(1.00)
Diluted	$(0.26)	$(0.26)	$(0.74)	$(1.00)
Weighted‑average shares used in computing net loss per share:
Basic	125,537,246	121,014,325	124,455,109	120,188,587
Diluted	125,537,246	121,014,325	124,455,109	120,188,587
Non-GAAP net income per share:
Basic	$0.09	$0.05	$0.19	$0.11
Diluted	$0.08	$0.04	$0.17	$0.10
Weighted-average shares used in computing non-GAAP net income per share:
Basic	125,537,246	121,014,325	124,455,109	120,188,587
Diluted	135,952,210	132,229,404	134,894,664	130,399,569
(1) In accordance with the SEC’s Non-GAAP Financial Measures Compliance and Disclosure Interpretation, the Company’s blended U.S. statutory rate of 24% is used as an estimate for the current and deferred income tax expense associated with our non-GAAP income before income taxes.

	Nine Months Ended September 30,			Years Ended December 31,
	2023	2022	2021	2022	2021
Net cash provided by operating activities	$20,045	$62,831	$64,827	$90,005	$65,165
Less:
Purchases of equipment and leasehold improvements	(2,522)	(5,645)	(7,261)	(7,727)	(9,755)
Free cash flow	17,523	57,186	57,566	82,278	55,410
Add:
Cash paid for interest	704	683	944	763	967
Cash paid for acquisition-related expense	1,872	2,110	3,885	4,480	5,039
Cash paid for system transformation costs	6,918	—	—	—	—
Cash paid for contingent consideration	6,000	—	—	—	—
Cash paid for legal settlement	—	—	—	—	5,000
Unlevered free cash flow	$33,017	$59,979	$62,395	$87,521	$66,416
Total revenue	$409,926	$348,453	$262,586	$478,776	$366,388
Net cash provided by operating activities as a percentage of total revenue	5%	18%	25%	19%	18%
Free cash flow margin	4%	16%	22%	17%	15%
Unlevered free cash flow margin	8%	17%	24%	18%	18%

	Trailing Twelve Months Ended September 30,
	2023	2022
Net cash provided by operating activities	$47,219	$63,169
Less:
Purchases of equipment and leasehold improvements	(4,604)	(8,139)
Free cash flow	42,615	55,030
Add:
Cash paid for interest	784	706
Cash paid for acquisition-related expense	4,242	3,264
Cash paid for system transformation costs	6,918	—
Cash paid for contingent consideration	6,000	—
Cash paid for legal settlement	—	5,000
Unlevered free cash flow	$60,559	$64,000
Total revenue	$540,249	$452,255
Net cash provided by operating activities as a percentage of total revenue	9%	14%
Free cash flow margin	8%	12%
Unlevered free cash flow margin	11%	14%